EXECUTION COPY
AMENDMENT NO. 1 TO POOLING AGREEMENT

THIS AMENDMENT NO. 1 TO POOLING AGREEMENT (this "Amendment") dated as of May 31, 2007, is entered into among Navistar Financial Retail Receivables Corporation (the "Seller") and Navistar Financial 2006-RBC Owner Trust, as issuer (the "Issuer").

RECITALS

A.  Seller and Issuer are parties to that certain Pooling Agreement, dated as of October 20, 2006 (as amended, supplemented or otherwise modified through the date hereof, the "Agreement").

B.  Such parties desire to amend the Agreement as hereafter set forth in accordance with Section 5.01 of the Agreement.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.  Amendments to Agreement. By its signature hereto, each party hereto hereby agrees to the following amendments to the Agreement:

(a)     The definition of "Principal Distribution Amount" in Part I of Appendix A of the Agreement is amended by deleting the second proviso to such definition and substituting therefor the following proviso:

"and providedfurther, that notwithstanding the foregoing, on the Final Scheduled Distribution Date for the Notes (and on any Distribution Date thereafter), on and after the date the Notes have been declared due and payable following an Event of Default until such acceleration has been rescinded, and on any Distribution Date on and after the occurrence of a Trigger Event (other than a Trigger Event described in clause (c) of the definition of Enhancement Event), until such Trigger Event has been waived or cured, the Principal Distribution Amount shall not be less than the amount that is necessary to reduce the Outstanding Amount of the Notes to zero."

2.  Representations and Warranties. The Seller hereby represents and warrants that, after giving effect to this Amendment, no Event of Default has occurred and is now continuing.

3.  Effect of Amendment. All provisions of the Agreement, as extended by this Amendment, remain in full force and effect. After this Amendment becomes effective, all references in the Agreement to "this Agreement", “hereof” "herein" or words of similar effect referring to the Agreement in the Agreement or in any other document relating to the Seller's securitization program shall be deemed to be references to the Agreement as amended by this Amendment. This Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the Agreement other than as set forth herein.

4.             Conditions Precedent. This Amendment shall become effective on the first date written above subject to the satisfaction of the following conditions:

(a)  each of the Seller, the Issuer, the Indenture Trustee, the Agent, the Conduit Investor, the Certificateholder and the Swap Counterparty shall have executed counterparts of this Amendment;

   (b)       delivery to each Trustee of (a) an Opinion of Counsel described in Section 5.02(i) of the Agreement and (b) an opinion of counsel stating that the execution of this Amendment is authorized or provided by the Agreement and that all conditions precedent to the execution and delivery of this Amendment have been satisfied; and

    (c)  delivery to the Agent by the Indenture Trustee of the substance of this Amendment as provided to the Indenture Trustee.

5. Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, and each counterpart shall be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

6.             Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to any otherwise applicable principles of conflict of laws.

7.             Section Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or the Agreement or any provision hereof or thereof.

8.             Limitation of Liability of the Indenture Trustee and the Owner Trustee.

         (a)  Notwithstanding anything contained herein to the contrary, this Amendment has been consented to, acknowledged and accepted by The Bank of New York not in its individual capacity but solely as Indenture Trustee and in no event shall The Bank of New York have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer.
         (b)  Notwithstanding anything contained herein to the contrary, this Amendment has been executed by Deutsche Bank Trust Company Delaware not in its individual capacity but solely in its capacity as Owner Trustee and in no event shall Deutsche Bank Trust Company Delaware in its individual capacity or, except as expressly provided in the Trust Agreement, as Owner Trustee of the Issuer have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer. For all purposes of this Agreement, in the performance of its duties or obligations hereunder, or in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Article VI of the Trust Agreement.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

NAVISTAR FINANCIAL 2006 RBC OWNER TRUST, as Issuer
By:  DEUTSCHE BANK TRUST COMPANY DELEWARE,
not in its individual capacity but solely as Owner Trustee on behalf of the Trust

By:  /s/ MICHELE HY VOON
Name:  Michele Hy Voon
Title:    Attorney –In-Fact

By:  /s/ PETER T. BECKER
Name:  Peter T. Becker
Title:    Attorney –In-Fact

NAVISTAR FINANCIAL RETAIL RECEIVABLES CORPORATION, as Seller By: /s/ JOHN V. MULVANEY, SR. Name: John V. Mulvaney, Sr. Title: V.P. , CFO & Treasurer

Consented to, Acknowledged and Accepted:

BANK OF NEW YORK, Not in its individual capacity but solely as Indenture Trustee

By:  /s/ JOHN BOBKO
Name:  John Bobko
Title:    Vice President

ROYAL BANK OF CANADA, as the Agent

By:  /s/ ROGER PELLEGRINI
Name:  Roger Pellegrini
Title:    Authorized Signatory

By:  /s/ ANDREW S WHITE
Name:  Andrew S. White
Title:    Authorized Signatory

THUNDER BAY FUNDING, LLC, as Conduit Investor

By:  /s/ ROGER PELLEGRINI
Name:  Roger Pellegrini
Title:    Authorized Signatory

NAVISTAR FINANCIAL RETAIL RECEIVABLES CORPORATION, as Certificateholder

By:  /s/ JOHN V. MULVANEY, SR.
Name:  John V. Mulvaney, Sr.
Title:   V.P. , CFO & Treasurer

ROYAL BANK OF CANADA, as Swap Counterpart

By:  /s/ SUSAN HEARD
Name:  Susan Heard
Title:    Authorized Signatory